Exhibit 99.1

Aeries Technology, Inc. Reports Results for Third Fiscal Quarter 2025

North America Revenue Up 13.1% Year-Over-Year. Core adjusted EBITDA for the third fiscal quarter of 2025 was $1.50 million, compared to ($0.02) with the same period in 2024.

NEW YORK, February 14, 2025 - Aeries Technology, Inc. (“Aeries” or “the Company”) (Nasdaq: AERT), a leading provider of global capability center (GCC) solutions, today announced financial results for the quarter ended December 31, 2024.

“With the recent leadership changes, Aeries is strategically poised for the future, continuing our focus on serving high-quality, long-standing U.S. clients through Global Capability Centers.” said Ajay Khare, CEO of Aeries Technology. “We believe this clear direction, supported by a realigned cost structure and a robust team, firmly positions us for a return to profitable growth in both cash flow and Adjusted EBITDA. As we capitalize on new opportunities and strengthen our presence in the North American market, we are confident in our ability to drive sustained success and operational excellence.”

Three Months Ended December 31, 2024 (Third Fiscal Quarter 2025) Financial Highlights

Revenues: Revenues for the third fiscal quarter of 2025 were $17.6 million, down 6.8% compared to $18.9 million for the third fiscal quarter of 2024.

Income/(Loss) from Operations: Income from operations for the third fiscal quarter of 2025 was $(5.2) million, compared to $0.7 million for the third fiscal quarter of 2024.

Net Income/(Loss): Net profit for the third fiscal quarter of 2025 was $2.0 million, compared to net loss of $(16.3) million for the third fiscal quarter of 2024.

Adjusted EBITDA: Adjusted EBITDA for the third fiscal quarter of 2025 was $(2.0) million, compared to $2.4 million for the third fiscal quarter of 2024.

Core adjusted EBITDA: Core adjusted EBITDA for the third fiscal quarter 2025 was $1.5 million, compared to $(0.02) million for the third fiscal quarter of 2024.

Financial Outlook

The Company is reiterating its stated guidance for fiscal year 2025:

●	Revenue between $71 million and $73 million

●	Core adjusted EBITDA between $6 million and $7 million

In addition, we are introducing our fiscal year 2026 outlook, with expected revenues between $74 million and $80 million and Adjusted EBITDA between $6 million to $8 million. Fiscal 2026 reporting and guidance will not include Core adjusted EBITDA, as we anticipate that all expected credit losses from prior non-core markets will have been fully addressed this fiscal year.

Conference Call Details

The company will host a conference call to discuss its financial results on Tuesday, February 18, 2025, at 8 AM ET. The call will be accessible by telephone at 1-877-407-0792 (domestic) or 1-201-689-8263 (international). The call transcript will also be available on the company’s investor relations website at https://ir.aeriestechnology.com

About Aeries Technology

Aeries Technology (Nasdaq: AERT) is a global leader in Global Capability Center (GCC) solutions. We establish GCCs for Private Equity’s Portfolio Companies and deliver a comprehensive suite of Advisory & Value Creation solutions. Leveraging advanced technologies like AI and automation, Aeries offers tailored engagement models designed to deliver flexible, impact-driven solutions with measurable outcomes.

Founded in 2012, Aeries Technology has grown to over 1,800 professionals, and its commitment to workforce development has earned it the Great Place to Work Certification for two consecutive years.

Non-GAAP Financial Measures

The Company uses non-GAAP financial information and believes it is useful to investors as it provides additional information to facilitate comparisons of historical operating results, identify trends in its underlying operating results and provide additional insight and transparency on how it evaluates the business. The Company uses non-GAAP financial measures to budget, make operating and strategic decisions, and evaluate its performance. The Company has detailed the non-GAAP adjustments that it makes in the non-GAAP definitions below. The adjustments generally fall within the categories of non-cash items. The Company believes the non-GAAP measures presented herein should always be considered along with, and not as a substitute for or superior to, the related GAAP financial measures. In addition, similarly titled items used by other companies may not be comparable due to variations in how they are calculated and how terms are defined. For further information, see “RECONCILIATION OF NON-GAAP FINANCIAL MEASURES For the three and Nine months ended December 31, 2024 and 2023” below, including the reconciliations of these non-GAAP measures to their most directly comparable GAAP financial measures.

The Company define Adjusted EBITDA as net income from operations before interest, income taxes, depreciation and amortization, further adjusted to exclude stock-based compensation, M&A transaction-related costs, and changes in fair value of derivative liabilities. The Company define Core Adjusted EBITDA as Adjusted EBITDA less EBITDA from non-core business. Our core business includes GCC services provided to private equity-backed companies, primarily in North America, characterized by long-term relationships, recurring contracts, and multi-year revenue streams. In contrast, our non-core business includes consulting services, primarily for customers in the Middle East, which typically involve one-time engagements with extended collection cycles. Moving forward, we aim for the majority of our revenue to be generated from our core business, and we do not plan to enter into new customer contracts outside North America.

Adjusted EBITDA and Core Adjusted EBITDA are key performance indicators the company uses in evaluating our operating performance and in making financial, operating, and planning decisions. The Company believes these measures are useful to investors in the evaluation of Aeries’ operating performance as such information was used by the Company’s management for internal reporting and planning procedures, including aspects of our consolidated operating budget and capital expenditures. Some of the limitations of Adjusted EBITDA and Core Adjusted EBITDA include: each of these measures does not reflect (i) our cash expenditures or future requirements for capital expenditures or contractual commitments or foreign exchange gain/loss; (ii) changes in, or cash requirements for, working capital; (iii) significant interest expense or the cash requirements necessary to service interest or principal payments on our outstanding debt; (iv) payments made or future requirements for income taxes; and (v) cash requirements for future replacement or payment in depreciated or amortized assets; (vi) stock based compensation costs, (vii) severance pay, (viii) Business Combination and M&A transaction related costs, which represent non-recurring legal, professional, personnel and other fees and expenses incurred in connection with potential mergers and acquisitions related activities for the three and nine months ended December 31, 2024, and Business Combination related costs for the three and nine months related December 31, 2023, (ix) change in fair value of derivative liabilities. Additionally, the Core Adjusted EBITDA does not reflect the provision for expected credit loss / (profit) from non-core business.

Forward-Looking Statements

All statements in this release that are not based on historical fact are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate”, “expect”, “hope”, “intend”, “may”, “might”, “should”, “would”, “will”, “understand” and similar words are intended to identify forward looking statements. These forward-looking statements include but are not limited to, statements regarding our future operating results, outlook, guidance and financial position, our business strategy and plans, our objectives for future operations, and macroeconomic trends. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties and other factors, many of which are outside of the control of Aeries and its subsidiaries, which could cause actual results to materially differ from such statements. The following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: our market opportunity; our ability to maintain the listing of the Class A ordinary shares and the warrants on the Nasdaq Stock Market, and the potential liquidity and trading of such securities; our business development efforts to maximize our potential value and to retain and expand our customer base; our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; our financial performance; our ability to continue as a going concern; the sufficiency of our existing cash and cash equivalents to fund our operating expenses and capital expenditure requirements; our success in retaining or recruiting officers, key employees or directors, or any necessary changes to these positions; changes in applicable laws or regulations in the United States and foreign jurisdictions; our ability to develop and maintain effective internal controls; risks related to cybersecurity and data privacy; general economic and political conditions, such as the effects of the Russia-Ukraine and the Israel-Hamas conflicts, pandemics such as the COVID-19 outbreak, recessions, interest rates, inflation, local and national elections, fuel prices, international currency fluctuations, changes in diplomatic and trade relationships, political instability, acts of war or terrorism and natural disasters. Further information on risks, uncertainties and other factors that could affect our financial results are included in Aeries’ periodic and current reports filed with the U.S. Securities and Exchange Commission. Furthermore, Aeries operates in a highly competitive and rapidly changing environment where new and unanticipated risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. Aeries disclaims any intention to, and undertakes no obligation to, update or revise forward-looking statements, unless otherwise required by law.

Contact

IR@aeriestechnology.com

AERIES TECHNOLOGY, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

As of December 31, 2024 and March 31, 2024

(in thousands of United States dollars, except share and per share amounts)

	DECEMBER 31, 2024	MARCH 31, 2024
	(Unaudited)	(Audited)
ASSETS
Current assets:
Cash and cash equivalents	$2,386	$2,084
Accounts receivable, net of allowance of $7,970 and $1,263 as of December 31, 2024 and March 31, 2024, respectively	14,188	23,757
Prepaid expenses and other current assets, net of allowance of $1 and $1, as of December 31, 2024 and March 31, 2024, respectively	8,017	6,995
Total current assets	$24,591	$32,836
Property and equipment, net	3,590	3,579
Operating right-of-use assets	10,298	7,318
Deferred tax assets	5,518	1,933
Long-term investments, net of allowance of $120 and $126, as of December 31, 2024 and March 31, 2024, respectively	1,730	1,612
Other assets, net of allowance of $1 and $1, as of December 31, 2024 and March 31, 2024, respectively	4,954	2,129
Total assets	$50,681	$49,407

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND SHAREHOLDERS’ EQUITY / (DEFICIT)
Current liabilities:
Accounts payable	$7,819	$6,616
Accrued compensation and related benefits, current	2,607	3,119
Operating lease liabilities, current	2,473	2,080
Short-term borrowings	6,245	6,778
Forward purchase agreement put option liability	3,847	10,244
Other current liabilities	12,019	9,288
Total current liabilities	$35,010	$38,125
Long term debt	1,475	1,440
Operating lease liabilities, noncurrent	8,222	5,615
Derivative warrant liabilities	736	1,367
Deferred tax liabilities	128	92
Other liabilities	4,451	3,948
Total liabilities	$50,022	$50,587

Commitments and contingencies (Note 10)

Redeemable noncontrolling interest	41	734

Shareholders’ equity / (deficit)
Preference shares, $0.0001 par value; 5,000,000 shares authorized; none issued or outstanding	-	-
Class A ordinary shares, $0.0001 par value; 500,000,000 shares authorized; 44,557,996 shares issued and outstanding as of December 31, 2024; 15,619,004 shares issued and outstanding as of March 31, 2024	4	2
Class V ordinary shares, $0.0001 par value; 1 share authorized, issued and outstanding	-	-
Net shareholders’ investment and additional paid-in capital	27,203	-
Accumulated other comprehensive loss	(889)	(574)
Accumulated deficit	(25,626)	(11,668)
Total Aeries Technology, Inc. shareholders’ equity / (deficit)	$692	$(12,240)
Noncontrolling interest	(74)	10,326
Total shareholders’ equity / (deficit)	618	(1,914)
Total liabilities, redeemable noncontrolling interest and shareholders’ equity / (deficit)	$50,681	$49,407

The accompanying notes are an integral part of these condensed consolidated financial statements.

AERIES TECHNOLOGY, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the three and nine months ended December 31, 2024 and 2023

(in thousands of United States dollars, except share and per share amounts)

(Unaudited)

	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023	Nine Months Ended December 31, 2024	Nine Months Ended December 31, 2023
Revenue, net	$17,607	$18,897	$51,147	$52,805
Cost of revenue	13,565	12,851	39,520	37,488
Gross profit	4,042	6,046	11,627	15,317
Operating expenses
Selling, general & administrative expenses	9,199	5,313	37,299	12,321
Total operating expenses	9,199	5,313	37,299	12,321
Income / (loss) from operations	(5,157)	733	(25,672)	2,996
Other income / (expense)
Change in fair value forward purchase agreement put option liability	5,091	(17,247)	5,772	(17,247)
Change in fair value of derivative warrant liabilities	-	852	631	852
Gain on settlement of forward purchase agreement put option liability	581	-	581	-
Interest income	83	83	250	217
Interest expense	(226)	(115)	(508)	(314)
Other income / (expense), net	236	(50)	314	70
Total other income / (expense), net	5,765	(16,477)	7,040	(16,422)
Income / (loss) before income taxes	608	(15,744)	(18,632)	(13,426)
Income tax (expense) / benefit	1,440	(557)	3,057	(1,454)
Net income / (loss)	$2,048	$(16,301)	$(15,575)	$(14,880)
Less: Net income / (loss) attributable to noncontrolling interests	(383)	(44)	(979)	137
Net income / (loss) attributable to redeemable noncontrolling interests	(622)	154	(638)	154
Net income / (loss) attributable to shareholders of Aeries Technology Inc.	$3,053	$(16,411)	$(13,958)	$(15,171)

Weighted average shares outstanding of Class A ordinary shares, basic and diluted(1)	44,516,659	15,389,062	42,257,552	15,389,062

Basic and diluted net loss per Class A ordinary share(1)	$0.08	$(1.08)	$(0.32)	$(1.08)

(1)	For the three and nine months ended December 31, 2023, net loss per Class A ordinary share and weighted average Class A ordinary shares outstanding is representative of the period from November 6, 2023 through December 31, 2023, the period following the Business Combination, as defined in Note 1.

AERIES TECHNOLOGY, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the nine months ended December 31, 2024, and 2023

(in thousands of United States dollars except share and per share amounts)

(Unaudited)

	Nine Months Ended December 31, 2024	Nine Months Ended December 31, 2023
Cash flows from operating activities
Net loss	$(15,575)	$(14,880)
Adjustments to reconcile net loss to net cash (used in) / provided by operating activities:
Depreciation and amortization expense	1,093	1,004
Stock-based compensation expense	12,746	1,626
Deferred tax benefit	(3,592)	(230)
Accrued income from long-term investments	(161)	(141)
Provision for expected credit loss	6,775	1,074
Gain on lease termination	(29)	(13)
Profit on sale of property and equipment	28	-
Others	-	(5)
Change in fair value of forward purchase agreement put option liability	(5,772)	17,247
Change in fair value of derivative warrant liabilities	(631)	(852)
Gain on settlement of forward purchase agreement put option liability	(581)	-
Loss on issuance of shares against accounts payable	342	48
Unrealized exchange gain	(157)	(45)
Changes in operating assets and liabilities:
Accounts receivable	2,104	(6,070)
Prepaid expenses and other current assets	(668)	(623)
Operating right-of-use assets	(4,162)	(825)
Other assets	(2,944)	416
Accounts payable	1,448	451
Accrued compensation and related benefits, current	(409)	(22)
Other current liabilities	3,349	29
Operating lease liabilities	4,219	926
Other liabilities	704	910
Net cash (used in) / provided by operating activities	(1,873)	25

Cash flows from investing activities
Acquisition of property and equipment	(1,372)	(1,062)
Sale of property and equipment	93	-
Issuance of loans to affiliates	(1,356)	(1,730)
Payments received for loans to affiliates	1,361	1,722
Net cash used in investing activities	(1,274)	(1,070)

Cash flows from financing activities
Net proceeds from short term borrowings	(657)	1,748
Payment of promissory note liability	-	(1,500)
Payment of insurance financing liability	(491)	(239)
Proceeds from long-term debt	1,506	575
Repayment of long-term debt	(1,401)	(388)
Payment of finance lease obligations	(272)	(323)
Payment of deferred transaction costs	(20)	(2,055)
Net changes in net shareholders’ investment	-	(10)
Proceeds from issuance of Class A ordinary shares and forward purchase agreement in connection with Business Combination, net	-	8,666
Proceeds from issuance of Class A ordinary shares, net of issuance cost	4,678	-
Net cash provided by financing activities	3,343	6,474
Effect of exchange rate changes on cash and cash equivalents	106	(17)
Net increase in cash and cash equivalents	302	5,412
Cash and cash equivalents at the beginning of the period	2,084	1,131
Cash and cash equivalents at the end of the period	$2,386	$6,543

Supplemental cash flow disclosure:
Cash paid for interest	$612	$253
Cash paid for income taxes, net of refunds	$1,322	$1,057

Supplemental disclosure of non-cash investing and financing activities:
Unpaid deferred transaction costs included in accounts payable and other current liabilities	$627	$908
Equipment acquired under finance lease obligations	$57	$313
Property and equipment purchase included in accounts payable	$-	$81
Settlement of accounts payable through issuance of Class A ordinary shares to vendors	$342	$855
Assumption of net liabilities from Business Combination	$-	$38,994

AERIES TECHNOLOGY, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
For the three and Nine months ended December 31, 2024 and 2023
(in thousands of United States dollars, except percentages)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2024	2023	2024	2023
Net income	$2,048	$(16,301)	$(15,575)	$(14,880)
Income tax expense	(1,440)	557	(3,057)	1,454
Interest income	(83)	(83)	(250)	(217)
Interest expense	226	115	508	314
Depreciation and amortization	348	343	1,093	1,004
EBITDA	$1,099	$(15,369)	$(17,281)	$12,325
Adjustments
(+) Stock-based compensation	-	-	12,746	1,626
(+) Business Combination and M&A transaction related costs	1,858	1,333	6,910	2,504
(+) Severance Pay	678	-	678	-
(-) Change in fair value of derivative liabilities	(5,091)	16,395	(6,403)	16,395
(-) Gain on settlement of forward purchase agreement put option liability	(581)	-	(581)	-
Adjusted EBITDA	$(2,037)	$2,359	$(3,931)	$8,200
(+) Loss / (Profit) from non-core business	3,525	(2,379)	6,642	(5,563)
Core adjusted EBITDA	$1,488	$(20)	$2,711	$2,637
Revenue	17,607	18,897	51,147	52,805
Adjusted EBITDA margin [Adjusted EBITDA / Revenue]	(11.6)%	12.5%	(7.7)%	15.5%

AERIES TECHNOLOGY, INC. AND SUBSIDIARIES

REVENUE BREAKOUT BY GEOGRAPHY

For the three and nine months ended December 31, 2024, and 2023

(in thousands of United States dollars except share and per share amounts)

(Unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2024	2023	2024	2023
North America	$16,430	$14,533	$47,665	$40,899
Asia Pacific and Other	1,177	4,364	3,482	11,906
Total revenue	$17,607	$18,897	$51,147	$52,805